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                                                                    EXHIBIT 10.4

                                 URS CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                         ADOPTED EFFECTIVE JULY 1, 1997
                   AMENDED AND RESTATED EFFECTIVE JULY 1, 1999
     AMENDMENT AND RESTATEMENT APPROVED BY STOCKHOLDERS ON OCTOBER 12, 1999
                         AMENDED EFFECTIVE JULY 14, 2003

1.    PURPOSE.

      (A) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of URS Corporation, a Delaware corporation (the "Company"), and its Affiliates, as defined in Subsection 1(b), which are designated as provided in Subsection 2(b), may be given an opportunity to purchase the common stock of the Company (the "Common Stock").

      (B) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

      (C) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (D) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.    ADMINISTRATION.

      (A) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in Subsection 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

      (B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (I) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

            (II) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.


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            (III) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration, including, but not by way of limitation, rules and regulations necessary to conform the Plan or any Offering thereunder to the laws and regulations of foreign jurisdictions. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (IV) To amend the Plan as provided in Section 13.

            (V) To suspend or terminate the Plan as provided in Section 16.

            (VI) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

      (C) The Board may delegate administration of the Plan to a Committee of one or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.    SHARES SUBJECT TO THE PLAN.

      (A) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million six hundred fifty thousand (1,650,000) shares of the Company's common stock (the "Reserved Shares"). As of each July 1, beginning with July 1, 2000 and continuing through and including July 1, 2009, the number of Reserved Shares shall be increased automatically by the lesser of (i) three percent (3.0%) of the total number of shares of Common Stock outstanding, including for this purpose outstanding shares of capital stock convertible into Common Stock, on such date, or (ii) eight hundred thousand (800,000) shares of Common Stock. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

      (B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.    GRANT OF RIGHTS; OFFERING.

      The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be


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incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

5.    ELIGIBILITY.

      (A) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in Subsection 2(b), to employees of any Affiliate of the Company. Except as provided in Subsection 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

      (B) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

            (I) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

            (II) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

            (III) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

      (C) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this Subsection 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.


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      (D) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand
($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

      (E) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.    RIGHTS; PURCHASE PRICE.

      (A) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

      (B) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

      (C) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

            (I) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

            (II) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.


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7.    PARTICIPATION; WITHDRAWAL; TERMINATION.

      (A) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

      (B) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

      (C) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

      (D) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.    EXERCISE.

      (A) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No


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fractional shares shall be issued upon the exercise of rights granted under the
Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in Subsection 7(b), or is no longer eligible to be granted rights under the Plan, as provided in Section 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

      (B) No rights granted under the Plan may be exercised to the extent that the shares of Common Stock to be issued upon such exercise (including rights granted thereunder) are not covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") or the Plan is not in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan with respect to such rights. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, rights granted under the Plan or any Offering shall not be exercised on such Purchase Date to the extent such exercise would violate the Securities Act or other applicable laws, and the Purchase Date shall be delayed with respect to those rights until the Plan is subject to such an effective registration statement and/or in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, the rights so affected shall not be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

      (C) Common Stock that is purchased under the Plan may be registered in the name of the participant or jointly in the name of the participant and his or her spouse as joint tenants with right of survivorship or as community property.

9.    COVENANTS OF THE COMPANY.

      (A) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such rights.

      (B) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such rights unless and until such authority is obtained.


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10.   USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of Common Stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.   RIGHTS AS A STOCKHOLDER.

      A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.   ADJUSTMENTS UPON CHANGES IN STOCK.

      (A) If any change is made in the Common Stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

      (B) In the event a Change in Control (as defined in Subsection 12(c) below), then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

      (C) For purposes of the Plan, "Change in Control" means the occurrence of any of the following events after the Effective Date:

            (I) a change in control required to be reported pursuant to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

            (II) a change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company twenty-four (24) months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

            (III) any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner,


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directly or indirectly, of securities of the Company representing twenty percent
(20%) or more of the combined voting power of the Company's then-outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that:

                  (1) the beneficial ownership by a person of twenty percent (20%) or more, but less than a majority, of the Base Capital Stock in the ordinary course of such person's business and not with the purpose or effect of changing or influencing the control of the Company, and otherwise in a situation where the person is eligible to file a short-form statement on Schedule 13G under Rule 13d-1 under the Exchange Act with respect to such beneficial ownership, shall be disregarded;

                  (2) any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; and

                  (3) the beneficial ownership by Richard C. Blum & Associates, Inc. ("RCBA") or any person "affiliated" (within the meaning of the Exchange
Act) with RCBA (collectively, the "RCBA Group") of (w) shares of the Company's Series B Preferred Stock (x) additional shares of Series B Preferred Stock issued in payment of dividends on the Series B Preferred Stock, (y) additional shares of the Company's Common Stock issued upon the conversion of the Series B Preferred Stock in accordance with its terms, and (z) shares of other securities of the Company issued in exchange for the Series B Preferred Stock in accordance with its terms (collectively, the "RCBA Preferred Investment Shares"), shall be disregarded unless and until the RCBA Group becomes the beneficial owner, directly or indirectly, of securities of the Company (including the RCBA Preferred Investment Shares) representing more than fifty percent (50%) of the Base Capital Stock; provided that the beneficial ownership of all or a portion of the RCBA Preferred Investment Shares by a third person who acquires such shares through purchase, assignment or other transfer from RCBA or another member of the RCBA Group, and the beneficial ownership by a third person not affiliated with the RCBA Group as of the date of this Agreement who acquires control of RCBA or the RCBA Group, shall not be disregarded.

13.   AMENDMENT OF THE PLAN.

      (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

            (I) Increase the number of shares reserved for rights under the Plan;

            (II) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee


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stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3); or

            (III) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

      (B) Subject to Section 12, rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

14.   DESIGNATION OF BENEFICIARY.

      (A) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

      (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.   NO EMPLOYMENT OR SERVICE RIGHTS.

      Nothing in the Plan or any instrument executed or rights granted pursuant thereto shall confer upon any employee any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the right was granted or shall affect the right of the Company or an Affiliate to terminate the employment of an employee with or without notice and with or without cause.


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16.   TERMINATION OR SUSPENSION OF THE PLAN.

      (A) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated. This Plan shall terminate on October 11, 2009.

      (B) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.   EFFECTIVE DATE OF PLAN.

      This amended and restated Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.


                                      10.